Commitments	12 Months Ended
Dec. 31, 2018
Commitments [Abstract]
Commitments
Commitments

We are committed to payments totaling $8,199,509 for activities related to our clinical trial, manufacturing and collaboration programs which are expected to occur over the next year.

We are committed to rental payments (excluding our portion of operating costs and rental taxes) under the terms of our office leases. In 2018, we entered into a new multi-year lease agreement which provided for lease incentives of $77,911 to be recognized over the lease term. We also recorded an onerous lease provision related to the old lease of $67,588 as a result of this lease agreement. Annual payments under the terms of these leases are as follows:

Amount $
2019	423,718
2020	371,282
2021	166,575
961,575

Under a clinical trial agreement entered into with the Alberta Cancer Board (“ACB”), we have agreed to repay the amount funded under the agreement together with a royalty, to a combined maximum amount of $400,000 plus an overhead repayment of $100,000, upon sales of a specified product.  We agreed to repay the ACB in annual installments in an amount equal to the lesser of: (a) 5% of gross sales of a specified product; or (b) $100,000 per annum once sales of a specified product commence.